UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22432

Oxford Lane Capital Corp.

(Exact name of registrant as specified in charter)

8 Sound Shore Drive, Suite 255
Greenwich, CT 06830

(Address of principal executive offices)

Jonathan H. Cohen
Chief Executive Officer
Oxford Lane Capital Corp.
8 Sound Shore Drive, Suite 255
Greenwich, CT 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 983-5275

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

Item 1. Reports to Shareholders.

The annual report to shareholders for the year ended March 31, 2015 is filed herewith pursuant to rule 30e-1 under the Investment Company Act of 1940.

Oxford Lane Capital Corp.

Annual Report

March 31, 2015

oxfordlanecapital.com

OXFORD LANE CAPITAL CORP.

i

Oxford Lane Capital Corp.

May 27, 2015

To Our Shareholders:

We are pleased to submit to you the annual report of Oxford Lane Capital Corp. (“we”, “us”, “our”, the “Fund” or “Oxford Lane”) for the year ended March 31, 2015. The net asset value of our shares at that date was $14.08 per common share. The Fund’s common stock is traded on the NASDAQ Global Select Market and its share price can differ from its net asset value. The Fund’s closing price at March 31, 2015 was $14.82, down from $16.70 at March 31, 2014. The total return for Oxford Lane, for the year ended March 31, 2015, as reflected in the Fund’s financial highlights, was 3.34%. This return reflects the change in market price for the period, as well as the positive impact of $2.40 per share in dividends declared and paid. On May 26, 2015, the last reported sale price of the Fund’s common stock was $15.43.

We draw your attention to our dividend policy, which has been discussed in earlier reports, as we believe that the Fund’s position deserves close attention. Oxford Lane is subject to significant and variable differences between its accounting income and its taxable income particularly as it relates to our collateralized loan obligation (“CLO”) equity investments. We invest in CLO entities which generally constitute “passive foreign investment companies” and which are subject to complex tax rules; the calculation of taxable income attributed to a CLO equity investment can be dramatically different from the calculation of income for financial reporting purposes. Taxable income is based upon the distributable share of earnings as determined under tax regulations for each CLO equity investment, which may be consistent with the cash flows generated by those investments (although significant differences are possible), while accounting income is currently based upon an effective yield calculation. The Fund’s final taxable earnings for the fiscal year ending March 31, 2015 will not be known until our tax returns are filed but our experience has been that cash flows have historically represented a generally reasonable estimate of taxable earnings. While reportable GAAP earnings from our CLO equity investments for the fiscal year ended March 31, 2015 were approximately $44.7 million, we received or were entitled to receive approximately $63.3 million in distributions. In general, we currently expect our annual taxable income to be higher than our GAAP earnings on the basis of the difference between cash distributions actually received (and record date distributions to be received) and the effective yield income. Our distribution policy is based upon our estimate of our taxable net investment income, with further consideration given to our realized gains or losses, if any, on a taxable basis.

Investment Review

The Fund’s investment objective is to maximize its portfolio’s risk adjusted total return. Our current focus is to seek that return by investing in structured finance investments, specifically CLO vehicles which primarily own senior secured corporate loans. As of March 31, 2015, we held debt investments in five different CLO structures, and equity investments in 30 different CLO structures. Our investment strategy also includes investing in warehouse facilities, which are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle. We may also invest, on an opportunistic basis, in corporate debt securities on a direct basis and a variety of other corporate credits.

The Fund has thus far implemented its investment objective by purchasing in both the primary and secondary markets the income notes and subordinated notes (sometimes referred to as “equity”) and junior debt tranches of various CLO vehicles and the equity tranches of various warehouse facilities. Structurally, CLO vehicles are entities formed to purchase and manage portfolios of primarily senior secured corporate loans.

The loans within a CLO vehicle are limited to those which, on an aggregated basis, meet established credit criteria. They are subject to concentration limitations in order to limit a CLO vehicle’s exposure to individual credits. The CLO vehicles which the Fund focuses on are collateralized primarily by senior secured corporate loans, and generally have minimal or no exposure to real estate loans, mortgage loans or to pools of consumer-based debt, such as credit card receivables or auto loans. The Fund may invest in warehouse facilities over the coming year.

Investment Outlook

We believe that the market for CLO-related assets continues to provide us with the opportunities to generate attractive risk-adjusted returns within our strategies. We believe that a number of factors support this conclusion, including:

—	We believe that the long-term and relatively low-cost capital that many CLO vehicles have secured, compared with current asset spreads and associated LIBOR floors have created opportunities to purchase certain CLO equity and junior debt instruments that may produce attractive risk-adjusted returns. Although the senior secured corporate loan market has been volatile recently due in part to the oil and gas sector, this volatility may be beneficial as it has allowed some collateral managers of CLO vehicles to invest in loans at greater discounts to par and at wider loan spreads. We believe that CLO equity and junior debt instruments continue to offer attractive risk-adjusted returns.
—	We believe that the market to invest in warehouse facilities, which are short and medium-term facilities that are generally expected to form the basis of CLO vehicles (which the Fund may participate in or be repaid by), has created additional attractive risk-adjusted investment opportunities for us.
—	We believe that investing in CLO securities, and CLO equity instruments and warehouse facilities in particular, requires a high level of research and analysis. We believe that transacting in this market can only be adequately conducted by knowledgeable market participants since this market and these structures tend to be highly specialized.
—	We believe that the current credit market for senior secured corporate loans has reduced the risk of collateral coverage test violations across many CLO structures, thereby reducing the risk that current cash distributions otherwise payable to junior debt tranches and/or equity will be diverted under the priority of payments to pay down the more senior obligations in various CLO structures.
—	We believe that the U.S. risk retention requirements imposed for CLO managers under Section 941 of the Dodd-Frank Act has created some uncertainty in the market in regards to future CLO issuance. Given that certain CLO managers may require capital provider partners to satisfy this requirement when it becomes effective on December 24, 2016, we believe that this may create additional opportunities (and additional risks) for us in the future.
—	We believe that the U.S. CLO market is relatively large with total assets under management of approximately $380 billion.(1) We estimate that the amount outstanding of the junior-most debt tranches (specifically the tranches originally rated “BB” and “B”) and equity tranches together are approximately $60 billion.(2)

An investment in our Fund carries with it a significant number of meaningful risks, certain of which are discussed in the notes to our financial statements. Investors should read “Note 11. Risks and Uncertainties” carefully.

We continue to review a large number of CLO investment vehicles in the current market environment, and we expect that the majority of our portfolio holdings, over the near to intermediate-term, will continue to be focused on CLO debt and equity securities, with the more significant focus over the near-term on CLO equity securities and warehouse facilities.

Jonathan H. Cohen
Chief Executive Officer

1.	As of January 20, 2015. Source: Wells Fargo Securities, LLC.
2.	Oxford Lane has estimated this amount based on certain industry data.

OXFORD LANE CAPITAL CORP.
TOP TEN HOLDINGS
AS OF MARCH 31, 2015

Investment	Maturity	Fair Value	% of Net Assets
Seneca Park CLO, Ltd. – subordinated notes	July 17, 2026	$27,894,432	12.40%
Wind River 2014-3 CLO Ltd. – subordinated notes	January 22, 2027	22,356,750	9.94%
Catamaran CLO 2015-1 Ltd. – subordinated notes	April 22, 2027	21,194,700	9.42%
OFSI Fund VII, Ltd. – subordinated notes	October 18, 2026	20,914,499	9.30%
Battalion CLO VII Ltd. – subordinated notes	October 17, 2026	20,400,000	9.07%
AIMCO CLO, Series 2014-A – subordinated notes	July 20, 2026	19,285,377	8.57%
Cedar Funding III CLO, Ltd. – subordinated notes	May 20, 2026	18,000,000	8.00%
OZLM VII Ltd. – subordinated notes	July 17, 2026	16,646,501	7.40%
Benefit Street Partners CLO IV Ltd. – preference shares	July 20, 2026	14,747,500	6.56%
Hull Street CLO Ltd. – subordinated notes	October 18, 2026	13,650,000	6.07%

Portfolio Investment Breakdown
(Excludes cash and other assets)

PRINCIPAL AMOUNT / COST / FAIR VALUE ($ IN MILLIONS)
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
2023
2024
2025
2026
2027
BY MATURITY FOR TOTAL PORTFOLIO INVESTMENTS
PRINCIPAL AMOUNT
COST
FAIR VALUE

OXFORD LANE CAPITAL CORP.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015
ASSETS
Investments, at fair value (cost: $374,380,228)	$369,635,295
Cash and cash equivalents	7,731,747
Distributions receivable	13,298,655
Deferred issuance costs on mandatorily redeemable preferred stock	5,725,567
Deferred offering costs on common stock	360,951
Interest receivable, including accrued interest purchased	324,978
Fee receivable	395,692
Prepaid expenses and other assets	35,681
Total assets	397,508,566
LIABILITIES
Payable for securities purchased, not settled	21,916,575
Mandatorily redeemable preferred stock, net of discount (10,000,000 shares authorized, and 6,014,720 shares issued and outstanding)	146,395,297
Investment advisory fees payable to affiliate	1,888,456
Incentive fees payable to affiliate	1,643,140
Administrator expense payable	104,331
Directors’ fees payable	27,500
Accrued offering costs	27,839
Accrued expenses	572,596
Total liabilities	172,575,734
COMMITMENTS AND CONTINGENCIES (See Note 8)
NET ASSETS applicable to common stock, $0.01 par value, 90,000,000 shares authorized, and 15,972,381 shares issued and outstanding	$224,932,832
NET ASSETS consist of:
Paid in capital	$247,740,471
Accumulated net realized gains (losses) on investments	(8,902,771)
Net unrealized depreciation on investments	(4,744,933)
Distributions in excess of net investment income	(9,159,935)
Total net assets	$224,932,832
Net asset value per common share	$14.08
Market price per share	$14.82
Market price premium to net asset value per share	5.26%

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS
MARCH 31, 2015

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Debt Investments
AMMC CLO XII, Ltd.	structured finance	CLO secured notes – Class F(3)(4)(5) (LIBOR + 5.31%, due May 10, 2025)	$2,500,000	$2,192,175	$2,063,750
Carlyle Global Market Strategies CLO 2013-2, Ltd.	structured finance	CLO secured notes – Class F(3)(4)(5) (LIBOR + 5.66%, due April 18, 2025)	3,000,000	2,611,835	2,572,500
Neuberger Berman CLO XIII, Ltd.	structured finance	CLO secured notes – Class F(3)(4)(5) (LIBOR + 6.76%, due January 23, 2024)	4,500,000	3,919,180	4,105,350
OFSI Fund VII, Ltd.	structured finance	CLO secured notes – Class F(3)(4)(5) (LIBOR + 6.03%, due October 18, 2026)	5,564,000	4,642,718	4,461,772
Telos CLO 2013-3, Ltd.	structured finance	CLO secured notes – Class F(3)(4)(5) (LIBOR + 5.76%, due January 17, 2024)	3,000,000	2,721,303	2,529,300
Total Collateralized Loan Obligation – Debt Investments				$16,087,211	$15,732,672	7.00%
Collateralized Loan Obligation – Equity Investments
AIMCO CLO, Series 2014-A	structured finance	CLO subordinated notes(4)(6) (Estimated yield 17.99%, maturity July 20, 2026)	$26,000,000	$20,347,757	$19,285,377
AMMC CLO XII, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 16.61%, maturity May 10, 2025)	7,178,571	4,746,517	5,025,000
Ares XXV CLO Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 13.87%, maturity January 17, 2024)	15,500,000	10,972,698	10,850,000
Ares XXVI CLO Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 18.07%, maturity April 15, 2025)	7,500,000	4,985,079	4,710,363
Ares XXIX CLO Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 16.51%, maturity April 17, 2026)	12,750,000	10,455,353	10,485,722
Battalion CLO VII Ltd.	structured finance	CLO subordinated notes(4)(6)(8) (Estimated yield 14.26%, maturity October 17, 2026)	24,000,000	21,578,006	20,400,000
Benefit Street Partners CLO IV Ltd.	structured finance	CLO preference shares(4)(6) (Estimated yield 12.27%, maturity July 20, 2026)	17,000,000	15,880,297	14,747,500
Benefit Street Partners CLO V Ltd.	structured finance	CLO preference shares(4)(6)(8) (Estimated yield 12.95%, maturity October 20, 2026)	10,000,000	9,640,126	8,850,000
B&M CLO 2014-1 LTD	structured finance	CLO subordinated notes(4)(6)(8) (Estimated yield 18.66%, maturity April 16, 2026)	2,000,000	1,413,316	1,500,000
Carlyle Global Market Strategies CLO 2013-2, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 21.71%, maturity April 18, 2025)	10,125,000	7,368,233	7,738,110
Carlyle Global Market Strategies CLO 2015-1, Ltd.	structured finance	CLO subordinated notes(4)(6)(8) (Estimated yield 15.69%, maturity April 20, 2027)	5,000,000	3,990,532	4,262,500
Catamaran CLO 2015-1 Ltd.	structured finance	CLO subordinated notes(4)(6)(8) (Estimated yield 17.10%, maturity April 22, 2027)	27,348,000	21,204,630	21,194,700
Cedar Funding III CLO, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 11.06%, maturity May 20, 2026)	25,000,000	20,285,364	18,000,000
Hull Street CLO Ltd.	structured finance	CLO subordinated notes(4)(6)(8) (Estimated yield 15.29%, maturity October 18, 2026)	15,000,000	14,112,688	13,650,000

(Continued on next page)

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2015

COMPANY(1)	INDUSTRY	INVESTMENT		PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments (continued)
Ivy Hill Middle Market Credit VII, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 15.96%, maturity October 20, 2025)		$7,000,000	$6,139,261	$5,874,857
Mountain Hawk II CLO, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 14.23%, maturity July 20, 2024)		10,000,000	9,964,319	9,490,000
Mountain Hawk III CLO, Ltd.	structured finance	CLO income notes(4)(6) (Estimated yield 13.39%, maturity April 18, 2025)		15,000,000	12,787,736	10,958,757
	structured finance	CLO M notes(7) (Maturity April 18, 2025)		2,389,676	—	561,463
Neuberger Berman CLO XIII, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 14.44%, maturity January 23, 2024)		6,255,000	3,428,475	3,440,250
OFSI Fund VII, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 12.21%, maturity October 18, 2026)		28,840,000	23,588,493	20,914,499
OZLM VII Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 19.59%, maturity July 17, 2026)		20,000,000	16,813,977	16,646,501
Seneca Park CLO, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 20.32%, maturity July 17, 2026)		32,000,000	27,454,172	27,894,432
Shackleton II CLO, Ltd.	structured finance	CLO income notes(4)(6) (Estimated yield 11.02%, maturity October 20, 2023)		10,000,000	8,463,010	7,600,000
Sound Point CLO VIII, Ltd.	structured finance	CLO subordinated notes(4)(6)(8) (Estimated yield 18.00%, maturity April 15, 2027)		5,000,000	4,125,224	4,073,000
	structured finance	CLO subordinated F notes(7) (Maturity April 15, 2027)		224,719	202,247	202,247
Telos CLO 2013-3, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 15.65%, maturity January 17, 2024)		13,333,334	10,452,058	10,800,001
Telos CLO 2013-4, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 20.24%, maturity July 17, 2024)		8,700,000	6,130,009	6,660,337
Venture XIII, CLO Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 17.95%, maturity June 10, 2025)		15,500,000	11,398,595	12,865,000
Venture XVI CLO, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 16.98%, maturity April 15, 2026)		15,000,000	12,965,237	12,916,162
Venture XVII CLO, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 16.76%, maturity July 15, 2026)		9,000,000	7,613,500	7,390,639
Venture XVIII CLO, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 15.54%, maturity October 15, 2026)		9,700,000	8,272,956	8,198,315
	structured finance	CLO subordinated F notes(7) (Maturity October 15, 2026)		357,055	—	349,871
Wind River 2014-3 CLO Ltd.	structured finance	CLO subordinated notes(4)(6)(8) (Estimated yield 16.06%, maturity January 22, 2027)		22,930,000	21,513,152	22,356,750
Other CLO equity related investments	structured finance	CLO equity side letter investments	(7)	—	—	4,010,270
Total Collateralized Loan Obligation – Equity Investments					$358,293,017	$353,902,623	157.34%
Total Investments					$374,380,228	$369,635,295	164.34%

(Continued on next page)

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2015

(1)	We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”).

In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.

(2)	Fair value is determined in good faith by the Board of Directors of the Company.
(3)	Notes bear interest at variable rates.
(4)	Cost value reflects accretion of original issue discount or market discount, and amortization of premium.
(5)	The CLO secured notes generally bear interest at a rate determined by reference to three-month LIBOR which resets quarterly. For each CLO debt investment, the rate provided is as of March 31, 2015.
(6)	The CLO subordinated notes and income notes are considered equity positions in the CLO funds. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund’s securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.
(7)	Fair value represents discounted cash flows associated with side letter fees from CLO equity investments.
(8)	Investment has not made inaugural distribution for relevant period end. See “Note 2. Summary of Significant Accounting Policies — Investment Income Recognition.”

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

STATEMENT OF OPERATIONS

Year Ended March 31, 2015
INVESTMENT INCOME
Income from securitization vehicles and investments	$43,741,122
Interest income	1,450,991
Other income	1,448,332
Total investment income	46,640,445
EXPENSES
Interest expense on mandatorily redeemable preferred stock	10,659,152
Investment advisory fees to affiliate	7,375,152
Incentive fees to affiliate	4,714,642
Professional fees	841,498
Administrator expense	883,208
Directors’ fees	164,000
General and administrative	583,282
Insurance expense	36,377
Transfer agent and custodian fees	109,106
Total expenses	25,366,417
Net investment income	21,274,028
Net change in unrealized depreciation on investments	(27,097,134)
Net realized gain on investments	9,154,457
Net realized gain and change in unrealized depreciation on investments	(17,942,677)
Net increase in net assets resulting from operations	$3,331,351

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase in net assets from operations:
Net investment income	$21,274,028	$10,087,821
Net realized gain on investments	9,154,457	7,981,427
Net change in unrealized depreciation on investments	(27,097,134)	4,592,120
Net increase in net assets resulting from operations	3,331,351	22,661,368
Distributions from net investment income	(35,388,398)	(20,202,469)
Distributions from realized gain on investments	(2,159,379)	(3,018,700)
Total distributions to shareholders	(37,547,777)	(23,221,169)
Capital share transaction:
Issuance of common stock (net of underwriting fees and offering costs $177,014 and $3,148,705, respectively)	7,374,103	122,242,178
Repurchase of common stock (including fees)	(1,048,584)	—
Reinvestment of dividends	4,994,538	3,007,101
Net increase in net assets from capital share transactions	11,320,057	125,249,279
Total (decrease) increase in net assets	(22,896,369)	124,689,478
Net assets at beginning of period	247,829,201	123,139,723
Net assets at end of period (including distributions in excess of net investment income of $9,159,935 and $13,005,133, respectively)	$224,932,832	$247,829,201
Capital share activity:
Shares sold	462,727	7,446,373
Shares repurchased	(71,973)	—
Shares issued from reinvestment of dividends	340,898	191,638
Net increase in capital share activity	731,652	7,638,011

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

STATEMENT OF CASH FLOWS

Year Ended March 31, 2015
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$3,331,351
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Amortization of discounts and premiums	(43,965,685)
Amortization of deferred issuance costs on preferred stock	665,830
Accretion of discount on mandatorily redeemable preferred stock	450,108
Purchases of investments	(393,986,675)
Sales of investments	82,797,705
Repayments of principal and reductions to investment cost value	205,880,693
Net change in unrealized depreciation on investments	27,097,134
Increase in deferred offering costs	(360,951)
Net realized gain on investments	(9,154,457)
Increase in distribution receivable	(9,078,917)
Increase in fee receivable	(395,692)
Increase in interest receivable	(35,344)
Increase in prepaid expenses and other assets	(1,929)
Increase in investment advisory fee payable	692,987
Increase in incentive fee payable	938,465
Increase in administrator expense payable	92,531
Decrease in accrued offering costs	(172,161)
Increase in accrued expenses	103,449
Net cash used in operating activities	(135,101,558)
CASH FLOWS FROM FINANCING ACTIVITIES
Distributions paid (net of stock issued under distribution reinvestment plan of $4,994,538)	(32,553,239)
Proceeds from the issuance of common stock	7,551,117
Underwriting fees and offering costs for the issuance of common stock	(177,014)
Repurchase of common stock (including fees)	(1,048,584)
Proceeds from the issuance of mandatorily redeemable preferred stock, net of discount	68,650,000
Deferred issuance costs for the issuance of preferred stock	(2,901,493)
Net cash provided by financing activities	39,520,787
Net decrease in cash and cash equivalents	(95,580,771)
Cash and cash equivalents, beginning of period	103,312,518
Cash and cash equivalents, end of period	$7,731,747
SIGNIFICANT NON-CASH TRANSACTIONS
Value of shares issued in connection with distribution reinvestment plan	$4,994,538
Securities purchased not settled	$21,916,575
SUPPLEMENTAL DISCLOSURES
Cash paid for interest	$9,543,214

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2015

NOTE 1. ORGANIZATION

Oxford Lane Capital Corp. (“OXLC,” “we” or the “Fund”) was incorporated under the General Corporation Laws of the State of Maryland on June 9, 2010. The Fund is a non-diversified closed-end management investment company that has registered under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Fund has elected to be treated for tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund follows the accounting and reporting requirements of ASC 946, Financial Services — Investment Companies (“ASC 946”), for reporting on Form N-CSR. The Fund’s investment objective is to maximize its portfolio’s risk adjusted total return and seeks to achieve its investment objective by investing in structured finance investments, specifically collateralized loan obligation (“CLO”) vehicles which primarily own senior corporate debt securities.

OXLC’s investment activities are managed by Oxford Lane Management, LLC (“OXLC Management”), a registered investment adviser under the Investment Advisers Act of 1940, as amended. BDC Partners, LLC (“BDC Partners”) is the managing member of OXLC Management and serves as the administrator of OXLC.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations and provide indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based upon experience, the Fund expects the risk of loss to be remote.

CASH AND CASH EQUIVALENTS

The Fund considers all highly liquid investments with a maturity of three months or less at the time of purchase to be cash equivalents. At March 31, 2015, cash and cash equivalents consisted solely of demand deposits. The Fund maintains its accounting records in U.S. dollars.

INVESTMENT VALUATION

The Fund fair values its investment portfolio in accordance with the provisions of ASC 820, Fair Value Measurement and Disclosure. A significant estimate made in the preparation of OXLC’s financial statements is the valuation of investments, as well as the related amounts of unrealized appreciation and depreciation of investments recorded. OXLC believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments OXLC makes.

ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities in markets that are not active; and Level 3, defined as unobservable inputs for which little

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2015

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

or no market data exists, therefore requiring an entity to develop its own assumptions. OXLC considers the attributes of current market conditions on an on-going basis and has determined that due to the general illiquidity of the market for its investment portfolio, whereby little or no market data exists, almost all of OXLC’s investments are based upon “Level 3” inputs as of March 31, 2015.

The Fund may also invest directly in senior secured loans (either in the primary or secondary markets). In valuing such investments, OXLC Management will prepare an analysis of each loan, including a financial summary, covenant compliance review, recent trading activity in the security, if known, and other business developments related to the portfolio company. Any available information, including non-binding indicative bids obtained from a recognized industry pricing service and agent banks which may not be considered reliable, will be presented to the OXLC Valuation Committee (the “Valuation Committee”) of the Board to consider in its determination of fair value. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Board will consider the number of trades, the size and timing of each trade and other circumstances around such trades, to the extent such information is available, in its determination of fair value. At March 31, 2015, the Fund did not have any direct investments in senior secured loans.

Collateralized Loan Obligations — Debt and Equity

OXLC has acquired a number of debt and equity positions in CLO investment vehicles and has previously purchased CLO warehouse facilities. These investments are special purpose financing vehicles. In valuing such investments, OXLC considers the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, and payment defaults, if any. In addition, OXLC considers the indicative prices provided by a recognized industry pricing service as a primary source, and the implied yield of such prices, supplemented by actual trades executed in the market at or around period-end, as well as the indicative prices provided by the broker who arranges transactions in such investment vehicles. OXLC also considers those instances in which the record date for an equity distribution payment falls on the last day of the period, and the likelihood that a prospective purchaser would require a downward adjustment to the indicative price representing substantially all of the pending distribution. Additional factors include any available information on other relevant transactions including firm bids and offers in the market and information resulting from bids-wanted-in-competition. OXLC Management or the Valuation Committee may request an additional analysis by a third-party firm to assist in the valuation process of CLO investment vehicles. All information is presented to OXLC’s Board of Directors for its determination of fair value of these investments.

SHARE REPURCHASES

In connection with the Fund’s share repurchase program, the cost of shares repurchased is charged to capital on the settlement date.

PREFERRED STOCK

The Fund carries its mandatorily redeemable preferred stock at accreted cost on the Statement of Assets and Liabilities, and not fair value. The Fund considers its preferred stock to be a Level 2 liability within the fair value hierarchy. See “Note 6. Term Preferred Shares.”

PREPAID EXPENSES

Prepaid expenses consist primarily of insurance costs.

INVESTMENT INCOME

Income from Securitization Vehicles and Equity Investments

Income from investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded using the effective interest method in accordance with the provisions of

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2015

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

ASC 325-40, Beneficial Interests in Securitized Financial Assets, based upon an estimation of an effective yield to maturity utilizing assumed cash flows, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The Fund monitors the expected residual payments, and effective yield is determined and updated quarterly, as needed. Accordingly, investment income recognized on CLO equity securities in the GAAP statement of operations differs from both the tax-basis investment income and from the cash distributions actually received by the Fund during the period.

The Fund also records income on its investments in CLO warehouse facilities based on a stated rate as per the underlying note purchase agreement or an estimated rate.

Interest Income

Interest income is recorded on an accrual basis using the contractual rate applicable to each debt investment and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

Generally, when interest and/or principal payments on a loan become past due, or if the Fund otherwise does not expect the borrower to be able to service its debt and other obligations, the Fund will place the loan on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to restructuring such that the interest income is deemed to be collectible. The Fund generally restores non-accrual loans to accrual status when past due principal and interest is paid and, in the Fund’s judgement, are likely to remain current. As of March 31, 2015, the Fund had no non-accrual assets held in its portfolio.

Other Income

Other income includes distributions from fee letters and success fees associated with portfolio investments. Distributions from CLO equity side letter investments are an enhancement to the return on a CLO equity investment and are based upon a percentage of the collateral manager’s fees, and are recorded as other income when earned. The Fund may also earn success fees associated with its investments in CLO warehouse facilities, which are contingent upon a take-out of the warehouse by a permanent CLO structure; such fees are earned and recognized when the take-out is completed.

U.S. FEDERAL INCOME TAXES

The Fund intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the U.S. Tax Code and, as such, to not be subject to U.S. federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, OXLC is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future.

Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. Our dividend policy is based upon our estimate of our taxable net investment income, which includes actual distributions from our CLO equity class investments, with further consideration given to our realized gains or losses on a taxable basis.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2015

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

For the year ended March 31, 2015, the Fund declared and paid dividends on common stock of $2.40 per share or $37,547,777. The Fund declared and paid dividends on common stock of $2.35 per share or $23,221,169 for the year ended March 31, 2014. The tax character of distributions paid on common stock in 2015 represented $35,390,921 of ordinary income and $2,156,856 of capital gains, with no return of capital. The tax character of distributions paid in 2014 represented $20,202,469 of ordinary income and $3,018,700 of capital gains, with no return of capital.

For the years ended March 31, 2015 and March 31, 2014 the Fund also declared and paid dividends on preferred stock of $9,543,214 and $3,982,234, respectively. The tax character of distributions paid on preferred stock represents ordinary income.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

The Fund has available $3,524,916 of long-term capital losses which can be used to offset future capital gains. Under the current law, capital losses related to securities realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occurring the first day of the following fiscal year. For the fiscal year ended March 31, 2015, the Fund has deferred such losses in the amount of $5,373,498.

As of March 31, 2015, the estimated components of accumulated earnings on a tax basis were as follows:

Distributable ordinary income	$11,891,049
Distributable long-term capital gains (capital loss carry forward)	(3,524,916)
Unrealized depreciation on investments	(25,789,525)
Other temporary differences	(5,384,247)

The tax basis components of accumulated earnings differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from investments in equity CLOs and permanent book/tax differences attributable to non-deductible excise taxes. These amounts will be finalized before filing the federal tax return.

Aggregate gross unrealized appreciation for tax purposes is $7,833,298; and aggregate gross unrealized depreciation of $33,622,823. For tax purposes, the cost basis of the portfolio investments at March 31, 2015 was $395,424,820.

DISTRIBUTIONS

Distributions from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from GAAP. Distributions from net investment income, if any, are expected to be declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carry-forward, are typically distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s distribution reinvestment plan unless the shareholder has elected to have them paid in cash.

Amounts required to be distributed reflect estimates made by the Fund. Distributions paid by the Fund are subject to re-characterization for tax purposes.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2015

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

SECURITIES TRANSACTIONS

Securities transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of specific identification.

DEFERRED OFFERING COSTS

Deferred offering costs consist principally of legal, accounting, filing and underwriting fees incurred that are related to an offering proposed by the Fund. The deferred offering costs will be charged to capital when the offering takes place or as shares are issued. Costs related to shelf offerings are charged to capital as securities registered are issued. Deferred costs are periodically reviewed and expensed if the related registration is no longer active or if the offering is unsuccessful.

DEFERRED ISSUANCE COSTS

Deferred debt issuance costs consist of fees and expenses incurred in connection with the closing or amending of preferred share offerings, and are capitalized at the time of payment. These costs are amortized using the straight line method over the terms of the respective credit facilities and debt securities. This amortization expense is included in interest expense in the Fund’s financial statements. Upon early termination of debt, or a credit facility, the remaining balance of unaccreted fees related to such debt is accelerated into interest expense.

NOTE 3. FAIR VALUE

The Fund’s assets measured at fair value on a recurring basis subject to the disclosure requirements of ASC 820-10 at March 31, 2015, were as follows:

	Fair Value Measurements at Reporting Date Using
Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
	($ in millions)	($ in millions)	($ in millions)	($ in millions)
CLO debt	$—	$—	$15.7	$15.7
CLO equity	—	—	353.9	353.9
Total	$—	$—	$369.6	$369.6

Significant Unobservable Inputs for Level 3 Investments

In accordance with ASC 820-10, the following table provides quantitative information about the Fund’s Level 3 fair value measurements as of March 31, 2015. The Fund’s valuation policy, as described above, establishes parameters for the sources and types of valuation analysis, as well as the methodologies and inputs that the Fund uses in determining fair value. If the Valuation Committee or OXLC Management determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work may be undertaken. The table, therefore, is not all-inclusive, but provides information on the significant Level 3 inputs that are pertinent to the Fund’s fair value measurements. The weighted average calculations in the table below are based on principal balances for all CLO debt and equity investments.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2015

NOTE 3. FAIR VALUE  – (continued)

	Quantitative Information about Level 3 Fair Value Measurements
Assets	Fair Value as of March 31, 2015	Valuation Techniques/ Methodologies	Unobservable Input		Range/Weighted Average
	($ in millions)
CLO debt	$13.1	Market quotes	NBIB	(1)	80.2% – 91.2%/84.6%
	2.6	Recent transactions	Actual trade	(2)	N/A(3)
CLO equity	301.0	Market quotes	NBIB	(1)	55.0% – 97.5%/80.7%
	47.8	Recent transactions	Actual trade	(2)	76.4% – 86.8%/80.3%
CLO equity – side letter investments	4.9	Discounted cash flow	Discount rate		12.1% – 14.2%/13.5%
	0.2	Recent transactions	Actual trade	(2)	N/A(3)
Total Fair Value for Level 3 Investments	$369.6

(1)	The Fund generally uses prices provided by an independent pricing service or broker or agent bank non-binding indicative bid prices (“NBIB”) on or near the valuation date as the primary basis for the fair value determinations for CLO debt and equity investments, which may be adjusted for pending equity distributions as of valuation date. These bid prices are non-binding, and may not be determinative of fair value. Each bid price is evaluated by the Valuation Committee in conjunction with additional information compiled by OXLC Management, including performance and covenant compliance information as provided by the independent trustee.
(2)	Prices provided by independent pricing service are evaluated in conjunction with actual trades, and in certain cases, the value represented by actual trades may be more representative of fair value as determined by the Valuation Committee.
(3)	Represents a single investment fair value position, and therefore the range/weighted average is not applicable.

Significant increases or decreases in any of the unobservable inputs in isolation may result in a significantly lower or higher fair value measurement.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2015

NOTE 3. FAIR VALUE  – (continued)

A rollforward of the fair value of investments for the year ended March 31, 2015, utilizing significant unobservable inputs, is as follows:

	Collateralized Loan Obligation Debt Investments	Collateralized Loan Obligation Equity Investments	Total
	($ in millions)	($ in millions)	($ in millions)
Balance at March 31, 2014	$22.5	$214.2	$236.7
Realized gains included in earnings(1)	1.2	7.9	9.1
Unrealized depreciation included in earnings	(2.3)	(24.8)	(27.1)
Amortization of discounts and premiums	0.2	43.7	43.9
Purchases	4.6	386.7	391.3
Repayments, sales of principal and reductions to investment cost value	(10.5)	(273.8)	(284.3)
Transfers in and/or out of level 3	—	—	—
Balance at March 31, 2015	$15.7	$353.9	$369.6
The amount of total losses for the period included in earnings attributable to the change in unrealized losses related to our Level 3 assets still held at the reporting date and reported within the net change in unrealized loss on investments in our Statement of Operations	$(1.0)	$(13.2)	$(14.2)

(1)	Includes rounding adjustments to reconcile period balances.

The Fund’s policy is to recognize transfers in and transfers out of valuation levels as of the beginning of the reporting period. There were no transfers between Level 1, Level 2 and Level 3 during the year ended March 31, 2015.

NOTE 4. RELATED PARTY TRANSACTIONS

Effective September 9, 2010, the Fund entered into an Investment Advisory Agreement with OXLC Management, a registered investment adviser under the Investment Advisers Act of 1940, as amended. BDC Partners is the managing member of OXLC Management and serves as the administrator of OXLC. Pursuant to the Investment Advisory Agreement, the Fund has agreed to pay OXLC Management a fee for advisory and management services consisting of two components — a base management fee and an incentive fee. The base-management fee is calculated at an annual rate of 2.00% of the Fund’s gross assets. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears.

The base management fee is calculated based on the average value of the Fund’s gross assets, which means all assets of any type, at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro-rated.

The incentive fee is calculated and payable quarterly in arrears based on the pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that are received from an investment) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to BDC Partners, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2015

NOTE 4. RELATED PARTY TRANSACTIONS  – (continued)

investment income includes accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized or unrealized capital gains or losses, and the Fund could incur incentive fees in periods when there is a net decrease in net assets from operations. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 1.75% per quarter (7.00% annualized). Our undistributed net investment income used to calculate the incentive fee is also included in the amount of the Fund’s gross assets used to calculate the 2.00% base management fee. The incentive fee with respect to the Fund’s pre-incentive fee net investment income in each calendar quarter is calculated as follows:

•	No incentive fee in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle of 1.75%;
•	100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized). The Fund refers to this portion of the pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.1875%) as the “catch-up.” The “catch-up” is meant to provide the investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle did not apply if the net investment income exceeds 2.1875% in any calendar quarter; and
•	20% of the amount of pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to OXLC Management (once the hurdle is reached and the “catch-up” is achieved, 20% of all pre-incentive fee net investment income thereafter is allocated to OXLC Management).

There is no offset in subsequent quarters for any quarter in which an incentive fee is not earned. For the year ended March 31, 2015, the Fund accrued incentive fee expenses of approximately $4.7 million. At March 31, 2015, the Fund has an incentive fee payable of approximately $1.6 million.

Effective September 9, 2010, the Fund entered into an administration agreement with BDC Partners to serve as its administrator. Under the administration agreement, BDC Partners performs, or oversees the performance of, the Fund’s required administrative services, which include, among other things, being responsible for the financial records which the Fund is required to maintain and preparing reports to the Fund’s stockholders.

In addition, BDC Partners assists the Fund in determining and publishing the Fund’s net asset value, oversees the preparation and filing of the Fund’s tax returns and the printing and dissemination of reports to the Fund’s stockholders, and generally oversees the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. Payments under the administration agreement are equal to an amount based upon the Fund’s allocable portion of BDC Partners’ overhead in performing its obligations under the administration agreement, including rent, the fees and expenses associated with performing compliance functions and the Fund’s allocable portion of the compensation of the Fund’s chief financial officer, chief compliance officer, controller and treasurer, and any administrative support staff, including accounting personnel. Other expenses that are paid by the Fund include legal, audit and tax services, market data services, excise taxes, if any, and miscellaneous office expenses. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

The independent directors receive an annual fee of $35,000. In addition, the independent directors receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board meeting, $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Audit Committee meeting. The Chairman of the Audit Committee also receives an additional annual fee of $5,000. No compensation will be paid to directors who are interested persons of the Fund as defined in the 1940 Act.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2015

NOTE 4. RELATED PARTY TRANSACTIONS  – (continued)

Certain directors, officers and other related parties, including members of OXLC Management, own 3.6% of the common stock of the Fund at March 31, 2015.

NOTE 5. CONCENTRATION OF CREDIT RISK

The Fund places its cash and cash equivalents with financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit. In addition, the Fund’s portfolio may be concentrated in a limited number of investments, which will subject the Fund to a risk of significant loss if any of these investments defaults on its obligations under any of its debt securities that the Fund holds or if those sectors experience a market downturn.

NOTE 6. TERM PREFERRED SHARES

The Fund has authorized 10 million shares of mandatorily redeemable preferred stock, at a par value of $0.01 per share, and has 6,014,720 shares issued and outstanding at March 31, 2015. Since 2012, the Fund has completed underwritten public offerings for each of its 8.50% Series 2017 Term Preferred Shares (the “Series 2017 Shares”), 7.50% Series 2023 Term Preferred Shares (the “Series 2023 Shares”) and 8.125% Series 2024 Term Preferred Shares (the “Series 2024 Shares”), collectively the “Term Preferred Shares” or “Term Shares,” through March 31, 2015. The Fund is required to redeem all of the outstanding Term Preferred Shares on their respective redemption dates, at a redemption price equal to $25 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of the redemption. OXLC cannot effect any amendment, alteration, or repeal of the Fund’s obligation to redeem all of the Term Shares without the prior unanimous vote or consent of the holders of such Term Shares.

The terms of the Fund’s Term Preferred Share offerings are set forth in the table below as of March 31, 2015:

	Series 2017 Term Preferred Shares	Series 2023 Term Preferred Shares	Series 2024 Term Preferred Shares
Shares issued	632,450	2,954,770	2,427,500
Offering price per share	$25.00	$25.00	$25.00
Net proceeds from issuance	$14,804,419	$66,327,493	$57,837,419
Discount on issuance	$—	$(4,581,925)	$—
Fair value(1)	$16,355,157	$73,898,798	$61,294,375
Fair value price per share(1)	$25.86	$25.01	$25.25
Term redemption date	December 31, 2017	June 30, 2023	June 30, 2024
Term redemption price per share	$25.00	$25.00	$25.00
Optional redemption date	December 31, 2014	June 30, 2016	June 30, 2017
Stated interest rate	8.50%	7.50%	8.125%

(1)	Represents the March 31, 2015 closing market price per share of each respective Term Shares on its listing exchange.

If the Fund fails to maintain an asset coverage ratio of at least 200%, the Fund will redeem a portion of the Term Preferred Shares in an amount at least equal to the lesser of (1) the minimum number of shares of Term Shares necessary to cause OXLC to meet our required asset coverage ratio, and (2) the maximum number of Term Shares that OXLC can redeem out of cash legally available for such redemption. At any time on or after the optional redemption date, at the Fund’s sole option, the Fund may redeem the Term Shares at a redemption price per share equal to the sum of the $25 liquidation preference per share plus an amount equal to accumulated but unpaid dividends, if any, on such Term Shares.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2015

NOTE 6. TERM PREFERRED SHARES  – (continued)

The aggregate accrued interest payable at March 31, 2015 was $0. Deferred issuance costs represent underwriting fees and other direct costs incurred that are related to the Fund’s Term Preferred Share offerings. As of March 31, 2015, OXLC had a deferred debt balance of approximately $5.7 million related to the preferred share issuances. This amount is being amortized and is included in interest expense in the Statement of Operations over the term of the respective shares. The table below summarizes the components of interest expense, effective interest rates and cash paid for the fiscal year ended March 31, 2015:

	Series 2017 Term Preferred Shares	Series 2023 Term Preferred Shares	Series 2024 Term Preferred Shares	Total
Stated interest expense	$1,344,083	$5,286,287	$2,912,844	$9,543,214
Amortization of deferred issuance costs	197,918	300,050	167,862	665,830
Discount expense	—	450,108	—	450,108
Total interest expense	$1,542,001	$6,036,445	$3,080,706	$10,659,152
Effective interest rate	9.75%	8.57%	8.48%	8.61	%(1)
Cash paid for interest	$1,344,083	$5,286,287	$2,912,844	$9,543,214

(1)	Represents the weighted average effective rate for all Term Shares.

NOTE 7. PURCHASES AND SALES AND REPAYMENTS OF SECURITIES

Purchases of securities totaled approximately $391.3 million, and sales and repayments of securities totaled approximately $222.1 million, excluding short-term investments, for the year ended March 31, 2015.

NOTE 8. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund enters into a variety of undertakings containing a variety of warranties and indemnifications that may expose the Fund to some risk of loss. The risk of future loss arising from such undertakings, while not quantifiable, is expected to be remote.

As of March 31, 2015, the Fund did not have any commitments to purchase additional debt or equity investments.

The Fund is not currently subject to any material legal proceedings. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Fund does not expect that these proceedings will have a material effect upon its financial condition or results of operations.

NOTE 9. INDEMNIFICATION

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements cannot be known, however, the Fund expects any risk of loss to be remote.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2015

NOTE 10. FINANCIAL HIGHLIGHTS

Financial highlights for the years ended March 31, 2015, 2014, 2013, 2012 and for the period January 25, 2011 (Commencement of Operations) to March 31, 2011 are as follows:

	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	January 25, 2011 (Commencement of Operations) to March 31, 2011
Per Share Data
Net asset value at beginning of period	$16.26	$16.20	$17.05	$18.19	$16.80	(1)
Net investment income(2)	1.37	1.24	1.17	1.19	0.07
Net realized and unrealized capital gains (losses)(3)	(1.14)	1.56	3.54	0.83	(0.03)
Total from investment operations	0.23	2.80	4.71	2.02	0.04
Distributions per share from net investment income	(2.26)	(1.97)	(2.13)	(2.05)	(0.25)
Distributions per share from realized gain on investments	(0.14)	(0.38)	(0.07)	—	—
Distributions per share based on weighted average share impact	(0.02)	(0.51)	(0.28)	(0.10)	—
Total distributions(4)	(2.42)	(2.86)	(2.48)	(2.15)	(0.25)
Effect of shares issued/repurchased, net of underwriting expense(5)	0.02	0.16	(2.52)	(0.77)	1.79
Effect of offering costs(5)	(0.01)	(0.04)	(0.56)	(0.24)	(0.19)
Effect of shares issued/repurchased, net(5)	0.01	0.12	(3.08)	(1.01)	1.60
Net asset value at end of period	$14.08	$16.26	$16.20	$17.05	$18.19
Per share market value at beginning of period	$16.70	$15.98	$14.60	$18.75	$20.00
Per share market value at end of period	$14.82	$16.70	$15.98	$14.60	$18.75
Total return(6)(7)	3.34%	20.23%	26.21%	(10.75)%	(5.0)%
Shares outstanding at end of period	15,972,381	15,240,729	7,602,719	2,456,511	1,861,250
Ratios/Supplemental Data
Net assets at end of period (000’s)	$224,933	$247,829	$123,140	$41,879	$33,863
Average net assets (000’s)	$239,703	$154,112	$100,481	$36,644	$34,389
Ratio of net investment income to average net assets	8.88%	6.55%	5.90%	7.18%	3.51	%(8)
Ratio of expenses to average net assets	10.58%	8.38%	5.65%	6.50%	4.79	%(8)
Portfolio turnover rate	69.05%	28.81%	12.29%	0.22%	0.05%

(1)	Represents the net asset value per share prior to commencement of operations.
(2)	Represents net investment income per share for the period, based upon average shares outstanding.
(3)	Net realized and unrealized capital gains and losses include rounding adjustments to reconcile change in net asset value per share.
(4)	Management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent the Fund’s taxable earnings fall below the total amount of the Fund’s distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to the Fund’s stockholders. The final determination of the nature of our distributions can only be made upon the filing of our tax return.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2015

NOTE 10. FINANCIAL HIGHLIGHTS  – (continued)

(5)	Based upon actual shares outstanding upon share issuance.
(6)	Total return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the market price as of the beginning of the period, and that dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan, excluding any discounts, and that the total number of shares were sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. Total return is not annualized.
(7)	Total return for the period January 25, 2011 through March 31, 2011 was not annualized.
(8)	Annualized, after adjusting for certain periodic expenses recorded during the period January 25, 2011 through March 31, 2011.

NOTE 11. RISKS AND UNCERTAINTIES

The U.S. capital markets have recently experienced periods of extreme volatility and disruption. Disruptions in the capital markets tend to increase the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. The Fund believes these conditions may reoccur in the future. A prolonged period of market illiquidity may have an adverse effect on the Fund’s business, financial condition and results of operations. Adverse economic conditions could also limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to the Fund. These events could limit the Fund’s investment purchases, limit the Fund’s ability to grow and negatively impact the Fund’s operating results.

OXLC Management’s investment team also presently manages the portfolios of TICC Capital Corp., a publicly-traded business development company that invests principally in the debt of U.S.-based companies, TICC Funding LLC, a direct subsidiary of TICC Capital Corp., the assets of which are included in the gross assets of TICC Capital Corp., and TICC CLO 2012-1 LLC, a direct subsidiary of TICC Capital Corp., the assets of which are included in the gross assets of TICC Capital Corp. In certain instances, the Fund may co-invest on a concurrent basis with affiliates of its investment adviser, subject to compliance with applicable regulations and regulatory guidance and our written allocation procedures. Such co-investment may require exemptive relief from the SEC. If relief is sought, there can be no assurance when, or if, such relief may be obtained. No co-investments that would require exemptive relief have been made. The affiliated entities of the Fund are subject to a written policy with respect to the allocation of investment opportunities.

Given the structure of the Fund’s Investment Advisory Agreement with OXLC Management, any general increase in interest rates will likely have the effect of making it easier for OXLC Management to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of the Fund’s investment adviser. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, the investment adviser could potentially receive a significant portion of the increase in the Fund’s investment income attributable to such a general increase in interest rates. If that were to occur, the Fund’s increase in net earnings, if any, would likely be significantly smaller than the relative increase in the investment adviser’s income incentive fee resulting from such a general increase in interest rates.

The Fund’s portfolio consists of equity and junior debt investments in CLO vehicles, which involve a number of significant risks. CLO vehicles are typically very highly levered (10 – 14 times), and therefore the junior debt and equity tranches that the Fund invests in are subject to a higher degree of risk of total loss. In particular, investors in CLO vehicles indirectly bear risks of the underlying debt investments held by such CLO vehicles. The Fund generally has the right to receive payments only from the CLO vehicles, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO vehicle. While the CLO vehicles the Fund targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Fund

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2015

NOTE 11. RISKS AND UNCERTAINTIES  – (continued)

generally pays a proportionate share of the CLO vehicles’ administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying CLO vehicles will rise or fall, these prices (and, therefore, the prices of the CLO vehicles) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO vehicle in which we invest to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO vehicle fails certain tests, holders of debt senior to us may be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to receive. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO vehicle or any other investment we may make. If any of these occur, it could materially and adversely affect our operating results and cash flows.

The interests the Fund has acquired in CLO vehicles are generally thinly traded or have only a limited trading market. CLO vehicles are typically privately offered and sold, even in the secondary market. As a result, investments in CLO vehicles may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO vehicles carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Fund’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO vehicle or unexpected investment results. The Fund’s net asset value may also decline over time if the Fund’s principal recovery with respect to CLO equity investments is less than the price that the Fund paid for those investments.

Further, to the extent income from the Fund’s CLO equity investments (which the Fund expects to decline as those vehicles deleverage after the end of their respective reinvestment periods) declines or if the Fund transitions its portfolio into lower yielding investments, the Fund’s ability to pay future dividends may be harmed.

An increase in LIBOR would materially increase the CLO vehicles’ financing costs. Since most of the collateral positions within the CLO investments have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments) resulting in materially smaller distribution payments to the equity investors.

To illustrate the potential impact of a change in the underlying interest rate on our total estimated taxable income as it pertains to our CLO investments, we have assumed a 1% increase in the underlying three-month LIBOR, and no other change in our CLO portfolio, or to any of the credit, spread, default rate or other factors, as of March 31, 2015. Under this analysis, we currently estimate the effect on total estimated taxable income to equal a decrease of approximately $27.4 million on an annualized basis, reflecting the portfolio assets held within these CLO vehicles which have implied floors that would be unaffected by a 1% change in the underlying interest rate, compared to the debt carried by those CLO vehicles which are at variable rates and which would be affected by a change in three-month LIBOR. Although management believes that this analysis is broadly indicative of our existing LIBOR sensitivity, it does not adjust for changes in any of the other assumptions that could effect the return on CLO equity investments, both positively and negatively (and which could accompany changes to the three-month LIBOR rate), such as default rates, recovery rates, prepayment rates, reinvestment rates, and other factors that could affect the net increase (or decrease) in net assets resulting from operations. Accordingly, it is highly probable that actual results would differ materially from the results under this hypothetical analysis.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2015

NOTE 11. RISKS AND UNCERTAINTIES  – (continued)

OXLC Management anticipates that the CLO vehicles in which the Fund invests may constitute “passive foreign investment companies” (“PFICs”). If the Fund acquires shares in a PFIC (including equity tranche investments in CLO vehicles that are PFICs), the Fund may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Fund to recognize its share of the PFICs income for each year regardless of whether the Fund receives any distributions from such PFICs. The Fund must nonetheless distribute such income to maintain its status as a RIC.

If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments in a CLO vehicle treated as a CFC), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to the Fund’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If the Fund is required to include such deemed distributions from a CFC in the Fund’s income, it will be required to distribute such income to maintain its RIC status regardless of whether or not the CFC makes an actual distribution during such year.

Legislation enacted in 2010 imposes a withholding tax of 30% on payments of U.S. source interest and dividends paid after December 31, 2013, or gross proceeds from the disposition of an instrument that produces U.S. source interest or dividends paid after December 31, 2016, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. Most CLO vehicles in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO vehicle in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO vehicle, which could materially and adversely affect our operating results and cash flows.

If the Fund is required to include amounts in income prior to receiving distributions representing such income, the Fund may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Note 2. Summary of Significant Accounting Policies — U.S. Federal Income Taxes.”

The Fund’s Series 2017 Shares, Series 2023 Shares and Series 2024 Shares pay dividends at a fixed dividend rate. Prices of fixed income investments vary inversely with changes in market yields. The market yields on securities comparable to the Series 2017 Shares, Series 2023 Shares and Series 2024 Shares may increase, which would likely result in a decline in the secondary market price of such shares prior to the term redemption date. The Fund may be unable to pay dividends on the Series 2017 Shares, Series 2023 Shares and Series 2024 Shares under some circumstances. The terms of any future indebtedness OXLC may incur could preclude the payment of dividends in respect of equity securities, including such shares, under certain conditions.

Given the five-year, ten-year and ten-year original terms, and potential for early redemption, of the Series 2017 Shares, Series 2023 Shares and Series 2024 Shares, respectively, see “Note 6. Term Preferred Shares,” holders of such shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of such shares may be lower than the return previously obtained from the investment in such shares.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2015

NOTE 11. RISKS AND UNCERTAINTIES  – (continued)

The Fund does not intend to have such shares rated by any rating agency. Unrated securities usually trade at a discount to similar, rated securities. As a result, there is a risk that any such shares may trade at a price that is lower than they might otherwise trade if rated by a rating agency.

NOTE 12. RECENT ACCOUNTING PRONOUNCEMENTS

In August 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-15, “Presentation of Financial Statements — Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern.” The update is intended to define management’s responsibility to evaluate whether there is a substantial doubt about an organization’s ability to continue as a going concern and to provide related footnote disclosure. Amendments in this update become effective in the annual period ending after December 15, 2016, with early application permitted. We do not expect to early adopt ASU 2014-15, and we do not believe the standard will have a material impact on our financial statements.

On February 18, 2015, the FASB issued ASU 2015-2, which updated consolidation standards under ASC Topic 810, “Consolidation.” Under this update, a new consolidation analysis is required for variable interest entities (“VIEs”) and will limit the circumstances in which investment managers and similar entities are required to consolidate the entities that they manage. The FASB decided to eliminate some of the criteria under which their fees are considered a variable interest and limit the circumstances in which variable interests in a VIE held by related parties of a reporting enterprise require the reporting enterprise to consolidate the VIE. The guidance is effective for public business entities for annual and interim periods in fiscal years beginning after December 15, 2015. The Fund is assessing the impact of the adoption of ASU 2015-2 on its financial statements.

On April 7, 2015, the FASB issued ASU 2015-3, “Simplifying the Presentation of Debt Issuance Costs,” which requires debt issuance costs to be presented in the balance sheet as a direct deduction from the carrying value of the associated debt liability, consistent with the presentation of a debt discount. For public business entities, the amendments in this update are effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption of the amendments in this update is permitted for financial statements that have not been previously issued. The Fund is assessing the impact of the adoption of ASU 2015-3 on its financial statements.

NOTE 13. ISSUANCES OF EQUITY SECURITIES

The Fund sold a total of 462,727 shares of common stock pursuant to an “at-the-market” share issuance plan during the year ended March 31, 2015. The total amount of capital raised under these issuances was approximately $7.7 million and net proceeds were approximately $7.5 million after deducting sales agent’s commissions and offering expenses.

The Fund issued a total of 340,898 shares of common stock under the distribution reinvestment plan. The value of the shares issued under the distribution reinvestment plan for the year ended March 31, 2015 was approximately $5.0 million.

NOTE 14. SHARE REPURCHASE PROGRAM

On December 16, 2014, the Fund’s board of directors authorized a repurchase program to be in place until the earlier of March 31, 2015 or until $35 million of the Fund’s outstanding shares of common stock have been repurchased. Under the repurchase program, we were permitted to, but we were not obligated to, repurchase our outstanding common stock in the open market from time to time provided that we complied with the prohibitions under our Insider Trading Policies and Procedures and the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended, including certain price, market volume and timing constraints. In addition, any repurchases were conducted in accordance with the 1940 Act. During the

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2015

NOTE 14. SHARE REPURCHASE PROGRAM  – (continued)

year ended March 31, 2015, the Fund repurchased 71,973 shares at a weighted average price of approximately $14.54 per share, inclusive of commissions. This represents a discount of 6.9% of the net asset value per share at September 30, 2014 and a premium of 3.2% of the net asset value per share at March 31, 2015. The total dollar amount of shares repurchased for the period ended March 31, 2015 is approximately $1.0 million. The program expired on March 31, 2015.

NOTE 15. SUBSEQUENT EVENTS

On May 13, 2015, the Board of Directors declared a distribution of $0.60 per share of common stock for the fiscal first quarter, payable on June 30, 2015 to shareholders of record as of June 16, 2015.

The Fund has evaluated events and transactions that occurred after March 31, 2015 and through the date that the financial statements were issued and noted no other events that necessitate adjustments to or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Oxford Lane Capital Corp.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Oxford Lane Capital Corp. (the “Fund”) at March 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period January 25, 2011 (commencement of operations) through March 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
May 27, 2015

DISTRIBUTION REINVESTMENT PLAN

We have adopted a distribution reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

No action will be required on the part of a registered stockholder to have his cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying Computershare Trust Company, N.A., the plan administrator and our transfer agent and registrar, by telephone, through the Internet or in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received by telephone, through the Internet or writing prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share, less any applicable fees.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly-issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by an amount equal to ninety-five (95%) percent of the market price per share of our common stock at the close of regular trading on the Nasdaq Global Select Market on the valuation date fixed by our Board of Directors for such distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their electronically reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There is no charge to stockholders for receiving their distributions in the form of additional shares of our common stock. Any transaction fees, brokerage charges, plan administrator’s fees or any other charges for handling distributions in stock are paid by us. There are no brokerage charges with respect to shares we have issued directly as a result of distributions payable in stock. If a participant elects by telephonic, Internet or written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $2.50 transaction fee plus brokerage charges from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. The amount of the distribution for U.S. federal income tax purposes will be equal to the fair market value of the stock received. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the amount treated as a distribution for U.S. federal income tax purposes.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by us. All correspondence concerning the plan should be directed to the plan administrator as follows: through the Internet at www.computershare/investor, telephone number is 1-800-426-5523 and written correspondence can be mailed to Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77845.

MANAGEMENT

Our Board of Directors oversees our management. The Board of Directors currently consists of five members, three of whom are not “interested persons” of Oxford Lane Capital Corp. as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board of Directors has also established an Audit Committee and a Valuation Committee, and may establish additional committees in the future.

Our directors and officers and their principal occupations during the past five years are set forth below. Our prospectus includes additional information about our directors and is available, without charge, upon request by calling (203) 983-5275.

Board of Directors and Executive Officers

Directors

Information regarding the Board of Directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Jonathan H. Cohen	50	Chief Executive Officer and Director	2010	2016
Saul B. Rosenthal	46	President and Director	2010	2015
Independent Directors
Mark J. Ashenfelter	55	Chairman of the Board of Directors	2010	2016
John Reardon	48	Director	2010	2017
David S. Shin	47	Director	2010	2015

The address for each of our directors is c/o Oxford Lane Capital Corp., 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Executive Officers Who Are Not Directors

Name	Age	Position
Patrick F. Conroy	58	Chief Financial Officer, Chief Compliance Officer and Corporate Secretary

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors

Messrs. Cohen and Rosenthal are “interested persons” of Oxford Lane Capital as defined in the 1940 Act. Messrs. Cohen and Rosenthal are interested persons of Oxford Lane Capital due to their positions as Chief Executive Officer and President, respectively, of Oxford Lane Capital and Oxford Lane Management, Oxford Lane Capital’s investment adviser, and as the managing member and non-managing member, respectively, of BDC Partners, the administrator for Oxford Lane Capital.

Jonathan H. Cohen has served as Chief Executive Officer of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Mr. Cohen has also served since 2003 as Chief Executive Officer of both TICC Capital Corp. (NasdaqGS: TICC), a publicly traded business development company, and TICC Management, LLC, TICC Capital Corp.’s investment adviser, and as the managing member of BDC Partners. Mr. Cohen is also a member of the Board of Directors of TICC Capital Corp. Previously, Mr. Cohen managed technology equity research groups at Wit Capital, Merrill Lynch, UBS and Smith Barney. Mr. Cohen is a

member of the Board of Trustees of Connecticut College. Mr. Cohen received a B.A. in Economics from Connecticut College and an M.B.A. from Columbia University. Mr. Cohen’s depth of experience in managerial positions in investment management, securities research and financial services, as well as his intimate knowledge of our business and operations, gives our Board of Directors valuable industry-specific knowledge and expertise on these and other matters.

Saul B. Rosenthal has served as President of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Mr. Rosenthal has also served as President since 2004 of TICC Capital Corp. (NasdaqGS: TICC), a publicly traded business development company. Mr. Rosenthal was previously an attorney at the law firm of Shearman & Sterling LLP. Mr. Rosenthal serves on the boards of Algorithmic Implementations, Inc. (d/b/a Ai Squared), the National Museum of Mathematics and the New York City chapter of the Young Presidents’ Organization (YPO). Mr. Rosenthal received a B.S., magna cum laude, from the Wharton School of the University of Pennsylvania, a J.D. from Columbia University Law School, where he was a Harlan Fiske Stone Scholar, and a LL.M. (Taxation) from New York University School of Law. Mr. Rosenthal’s depth of experience in managerial positions in investment management, as well as his intimate knowledge of our business and operations, gives the Board of Directors the valuable perspective of a knowledgeable corporate leader.

Independent Directors

The following directors are not “interested persons” of Oxford Lane Capital, as defined in the 1940 Act.

Mark J. Ashenfelter presently serves as a Senior Vice President and the General Counsel of Haebler Capital, a private investment company located in Greenwich, CT. Prior to joining Haebler Capital in 1994, Mr. Ashenfelter was an associate at Cravath, Swaine & Moore from 1985 to 1992 and Cadwalader, Wickersham & Taft from 1992 to 1994. Mr. Ashenfelter received a B.A., cum laude, from Harvard University, a J.D., magna cum laude, from New York Law School, where he was Managing Editor of the Law Review, and a LL.M. (Taxation) from New York University School of Law. Mr. Ashenfelter’s extensive corporate legal experience, particularly in connection with investment companies, provides our Board of Directors with valuable insight and perspective.

John Reardon is the principal of Reardon Consulting, LLP, which specializes in providing management consulting services to technology companies in the telecom, software, and cyber security industries. Mr. Reardon also serves as the Managing Director of Choctaw Telecom LLC. Previously, Mr. Reardon managed telecommunications companies in the mobile voice, data and engineering services markets as Chief Executive Officer and a member of the Board of Directors of Mobex Communications, Inc. from 2001 to 2005. From 1997 – 2001, he served as General Counsel and Secretary of the Board of Directors of Mobex Communications, Inc. Mr. Reardon began his career in telecom law at the boutique Washington, DC firm of Keller and Heckman, LLP. Mr. Reardon received a Bachelor of Arts degree in Political Science, summa cum laude, from Boston University, and earned his J.D. from Columbia Law School. He is admitted to the New York State Bar and the Washington, DC Bar, and is the past president of the Columbia Law School Alumni Association of Washington, DC. Mr. Reardon’s extensive experience as a senior corporate executive provides our Board of Directors the perspective of a knowledgeable corporate leader.

David S. Shin presently serves as an asset management professional at Perella Weinberg Partners, a financial services firm. From 2010 to 2011, Mr. Shin served as a Managing Director at Bentley Associates, an investment banking firm. Prior to joining Bentley Associates, Mr. Shin worked in the Global Real Estate Investment Banking Group at Deutsche Bank Securities from 2005 to 2008, and in the Real Estate & Lodging Group of Citigroup Global Markets from 2004 to 2005. Prior to that, Mr. Shin worked for William Street Advisors, LLC, a boutique financial advisory firm affiliated with Saratoga Management Company, from 2002 to 2004. After receiving his J.D. in 1995, Mr. Shin was a member of the Healthcare Group of Dean Witter Reynolds from 1995 to 1996, and was subsequently a member of the Mergers & Acquisitions Group of Merrill Lynch & Co. from 1996 to 2002. Mr. Shin started his career as a CPA in the Corporate Tax Department of KPMG Peat Marwick’s Financial Institutions Group, where he served from 1990 to 1992, before attending law school. Mr. Shin received a B.S., magna cum laude, from The Wharton School at the University of Pennsylvania and a J.D. from Columbia Law School. Mr. Shin’s extensive experience in investment banking provides the Board of Directors with valuable insights of an experienced and diligent financial professional, as well as a diverse perspective.

Executive Officers Who Are Not Directors

Patrick F. Conroy has served as our Chief Financial Officer, Chief Compliance Officer and Corporate Secretary since 2010. Mr. Conroy has also served as the Chief Financial Officer since 2003, and the Chief Compliance Officer and Corporate Secretary since 2004, of TICC Capital Corp., a publicly traded business development company. Mr. Conroy also currently serves as the Chief Financial Officer, Chief Compliance Officer and Treasurer of Oxford Lane Management, TICC Management, LLC and BDC Partners. Prior to joining TICC Capital Corp. in December 2003, Mr. Conroy was a consultant on financial reporting and compliance matters, as well as an adjunct professor of accounting and finance at St. Thomas Aquinas College. He is a certified public accountant. Mr. Conroy received a B.S. in Accounting, summa cum laude, from St. John’s University and did graduate work at Bernard M. Baruch College of the City University of New York.

Compensation of Directors

The following table sets forth compensation of our directors for the year ended March 31, 2015.

Name	Fees Earned(1)	All Other Compensation(2)	Total
Interested Directors
Jonathan H. Cohen	—	—	—
Saul B. Rosenthal	—	—	—
Independent Directors
Mark J. Ashenfelter	$53,000	—	$53,000
John Reardon	$53,000	—	$53,000
David S. Shin	$58,000	—	$58,000

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

The independent directors receive an annual fee of $35,000. In addition, the independent directors receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors meeting, $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Audit Committee meeting. The Chairman of the Audit Committee also receives an additional annual fee of $5,000. No compensation is paid to directors who are interested persons of Oxford Lane Capital as defined in the 1940 Act.

Compensation of Chief Executive Officer and Other Executive Officers

We do not have a compensation committee because our executive officers will not receive any direct compensation from Oxford Lane Capital. Mr. Cohen, our Chief Executive Officer, and Mr. Rosenthal, our President, through their ownership interest in BDC Partners, the managing member of Oxford Lane Management, are entitled to a portion of any profits earned by Oxford Lane Management, which includes any fees payable to Oxford Lane Management under the terms of the Investment Advisory Agreement, less expenses incurred by Oxford Lane Management in performing its services under the Investment Advisory Agreement. Messrs. Cohen and Rosenthal do not receive any additional compensation from Oxford Lane Management in connection with the management of our portfolio.

The compensation of Mr. Conroy, our Chief Financial Officer, Chief Compliance Officer and Corporate Secretary, is paid by our administrator, BDC Partners, subject to reimbursement by us of an allocable portion of such compensation for services rendered by Mr. Conroy to Oxford Lane Capital.

BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

At an in-person meeting of our Board of Directors held on August 1, 2014, our Board of Directors unanimously voted to continue the investment advisory agreement (the “Advisory Agreement”) by and between the Fund and Oxford Lane Management, LLC (“Oxford Lane Management”). In reaching a decision to continue the investment advisory agreement, the Board of Directors reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to the Fund by Oxford Lane Management;
•	the investment performance of the Fund and Oxford Lane Management;
•	comparative data with respect to advisory fees or similar expenses paid by other registered management investment companies with similar investment objectives;
•	the Fund’s projected operating expenses and expense ratio compared to registered management investment companies with similar investment objectives;
•	any existing and potential sources of indirect income to Oxford Lane Management or BDC Partners, LLC from their relationships with the Fund and the profitability of those relationships;
•	information about the services to be performed and the personnel performing such services under the Advisory Agreement;
•	the organizational capability and financial condition of Oxford Lane Management and its affiliates;
•	Oxford Lane Management’s practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Fund and the brokers’ provision of brokerage and research services to Oxford Lane Management; and
•	the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

Based on the information reviewed and the discussions detailed above, the Board of Directors, including all of the directors who are not “interested persons” as defined in the 1940 Act, concluded that fees payable to Oxford Lane Management pursuant to the Advisory Agreement were reasonable in relation to the services to be provided. The Board of Directors did not assign relative weights to the above factors or the other factors considered by it. In addition, the Board of Directors did not reach any specific conclusion on each factor considered, but conducted an overall analysis of these factors. Individual members of the Board of Directors may have given different weights to different factors.

SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Fund held its Annual Meeting of Shareholders (the “Meeting”) on September 9, 2014 and submitted one matter to vote of the shareholders. At the Meeting, shareholders elected one nominee for director to serve for a three-year term to expire at the 2017 Annual Meeting of Shareholders based on the following votes:

Name	Votes For	Votes Withheld
John Reardon(1)	3,593,136	420,317

(1)	Mr. Reardon was elected by the holders of our outstanding preferred stock, voting as a single class.

ADDITIONAL INFORMATION

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q, within sixty days after the end of the relevant period. Form N-Q filings of the Fund are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available free of charge by contacting the Fund by mail at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830, by telephone at (203) 983-5275 or on its website at http://www.oxfordlanecapital.com.

Proxy Information

A description of the policies and procedures that the Fund’s investment adviser uses to determine how to vote proxies relating to the Fund’s portfolio securities is available (i) without charge, upon request, by calling (203) 983-5275; (ii) on the Fund’s website at http://www.oxfordlanecapital.com and (iii) on the Commission’s website at http://www.sec.gov. Information about how the Fund's investment adviser voted proxies with respect to the Fund’s portfolio securities during the most recent 12-month period ended March 31 can be obtained by making a written request for proxy voting information to: Chief Compliance Officer, Oxford Lane Management, LLC, 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Tax Information

For tax purposes, distributions to shareholders during the year ended March 31, 2015, were approximately $37.5 million.

Privacy Policy

We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of Oxford Lane Capital Corp. and its affiliated companies. This notice supersedes any other privacy notice you may have received from Oxford Lane Capital Corp., and its terms apply both to our current stockholders and to former stockholders as well.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.

Our goal is to limit the collection and use of information about you. When you purchase shares of our common stock, our transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that we can send you annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.

We do not share such information with any non-affiliated third party except as described below:

•	It is our policy that only authorized employees of our investment adviser, Oxford Lane Management, LLC, who need to know your personal information will have access to it.
•	We may disclose stockholder-related information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

If required by law, we may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Oxford Lane Capital Corp.

BOARD OF DIRECTORS

Independent Directors
Mark J. Ashenfelter, Chairman of the Board of Directors
John Reardon
David S. Shin

Interested Directors(1)
Jonathan H. Cohen
Saul B. Rosenthal

OFFICERS
Jonathan H. Cohen, Chief Executive Officer
Saul B. Rosenthal, President
Patrick F. Conroy, Chief Financial Officer, Chief Compliance Officer and Corporate Secretary
Bruce L. Rubin, Treasurer and Controller

INVESTMENT ADVISOR
Oxford Lane Management, LLC
8 Sound Shore Drive, Suite 255
Greenwich, CT 06830

(1)	As defined under the Investment Company Act of 1940, as amended.

Oxford Lane Capital Corp.

8 Sound Shore Drive, Suite 255  |  Greenwich, CT 06830  |  oxfordlanecapital.com  |  (202) 983-5275

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics which applies to, among others, its senior officers, including its Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer), as well as every officer, director and employee of Oxford Lane Capital Corp. The Registrant amended its code of ethics during the period covered by the report to clarify certain restrictions on prohibited transactions under the code of ethics. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the code of ethics during the period covered by this report. The Registrant’s amended code of ethics can be accessed via its website at http://www.oxfordlanecapital.com.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The Audit Committee financial expert is David S. Shin based on his experience in investment banking and accounting. Mr. Shin is “independent” within the meaning of that term used in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP (“PWC”), the Registrant’s independent registered public accounting firm, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended March 31, 2015 and 2014 were $734,712 and $1,006,700, respectively. These fees include services provided in connection with securities offerings.
(b)	Audit-Related Fees. No such fees were billed during the last two fiscal years for audit-related services provided by PWC.
(c)	Tax Fees. The aggregate fees billed for professional services by PWC for tax compliance, tax advice and tax planning in the fiscal years ended March 31, 2015 and 2014 were $52,300 and $33,325, respectively.
(d)	All Other Fees. No such fees were billed during the last two fiscal years for products and services provided by PWC.
(e) (1)	The Registrant’s Audit Committee is required to pre-approve any Independent Accountants’ engagement to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent accountants), subject to the exceptions under Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, and as otherwise required by law. The Audit Committee also is required to pre-approve non-audit services performed by the Registrant’s principal accountant for the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant, if the engagement for services relates directly to the operations and financial reporting of the Registrant. The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(e)(2)	Not applicable.
(f)	Not applicable.
(g)	For the fiscal years ended March 31, 2015 and March 31, 2014, the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant and for non-audit services rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with

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the Registrant’s investment advisor that provides ongoing services to the Registrant and the Registrant’s investment advisor were $52,300 and $33,325, respectively.
(h)	There were no non-audit services rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrant.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the committee are David S. Shin (chairman), Mark J. Ashenfelter and John Reardon.

Item 6. Schedule of Investments.

Please see the schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated proxy voting responsibility to its investment adviser, Oxford Lane Management, LLC (the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser are set forth below.

OXFORD LANE MANAGEMENT, LLC
STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

The Proxy Voting Policies and Procedures of the Adviser are set forth below. You may obtain information about how the Adviser voted proxies with respect to the Registrant’s portfiolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Oxford Lane Management, LLC, 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Introduction

As an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the Adviser’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

The Adviser will vote proxies relating to the Registrant’s portfolio securities in the best interests of the Registrant’s shareholders. The Adviser will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by the Registrant. Although the Adviser will generally vote against proposals that may have a negative impact on the Registrant’s portfolio securities, it may vote for such a proposal if there exist compelling long-term reasons to do so.

The proxy voting decisions of the Adviser are made by the senior officers of the Adviser who are responsible for monitoring each of the Registrant’s investments. To ensure that its vote is not the product of a conflict of interest, the Adviser requires that: (i) anyone involved in the decision making process to disclose to the Adviser’s Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

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Proxy Voting Records

You may obtain information about how the Adviser voted proxies with respect to the Registrant’s portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Oxford Lane Management, LLC, 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Information pertaining to the portfolio manager of the Registrant, as of March 31, 2015, is set forth below.

The management of the Registrant’s investment portfolio is the responsibility of Oxford Lane Management, LLC (“Oxford Lane Management”), and its investment committee, which currently consists of Jonathan H. Cohen, the Registrant’s Chief Executive Officer, Saul B. Rosenthal, the Registrant’s President, and Darryl Monasebian the Executive Vice President of Oxford Lane Management. Oxford Lane Management’s investment committee must approve each new investment that the Registrant makes. The members of Oxford Lane Management’s investment committee are not employed by the Registrant, and receive no compensation from the Registrant in connection with their portfolio management activities. Messrs. Cohen and Rosenthal, through their ownership of BDC Partners, LLC, the managing member of Oxford Lane Management, are entitled to a portion of any investment advisory fees paid by the Registrant to Oxford Lane Management.

Because Oxford Lane Management currently provides portfolio management services only to the Registrant, the Registrant does not believe there are any conflicts of interests with respect to Oxford Lane Management’s management of the Registrant’s portfolio on the one hand, and the management of other accounts or investment vehicles by Oxford Lane Management on the other. However, Mr. Cohen currently serves as Chief Executive Officer and Mr. Rosenthal currently serves as President and Chief Operating Officer of TICC Capital Corp., a publicly-traded business development company that invests principally in the debt of U.S.-based companies, and is the collateral manager of TICC Funding LLC and TICC CLO 2012-1 LLC. Messrs, Cohen and Rosenthal also serve in the same positions at TICC Capital Corp.’s investment adviser, TICC Management, LLC. BDC Partners, LLC is the managing member, and Charles M. Royce is a non-managing member, of TICC Management, LLC. As a result, Messrs. Cohen and Rosenthal may be subject to certain conflicts of interests with respect to their management of the Registrant’s portfolio on the one hand, and their respective obligations to manage TICC Capital Corp., TICC Funding LLC and TICC CLO 2012-1 LLC on the other hand.

Set forth below is additional information regarding the additional entities currently managed by Messrs. Cohen and Rosenthal:

Name	Entity	Investment Focus Gross	Assets(1)
TICC Capital Corp.(2)	Business development company	Principally debt investments in U.S. based companies	$1.062 billion

(1)	Gross assets are calculated as of March 31, 2015, and are rounded to the nearest million.
(2)	Includes the gross assets held by TICC Funding LLC and TICC CLO 2012-1 LLC.

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Investment Personnel

The Registrant’s investment adviser is led by Jonathan H. Cohen, Chief Executive Officer, and Saul B. Rosenthal, President. Messrs. Cohen and Rosenthal are assisted by Darryl M. Monasebian, Executive Vice President, Hari Srinivasan and Debdeep Maji, who serve as Managing Directors for Oxford Lane Management. The Registrant considers Messrs. Cohen, Rosenthal, Monasebian, Srinivasan and Maji to be Oxford Lane Management’s senior investment team. The Registrant considers Messrs. Cohen and Rosenthal to be the Registrant’s portfolio managers. The table below shows the dollar range of shares of the Registrant’s common stock to be beneficially owned by each of the Registrant’s portfolio managers as of March 31, 2015.

Name of Portfolio Manager	Dollar Range of Equity Securities in Oxford Lane Capital Corp.(1)(2)
Jonathan H. Cohen	Over $1,000,000
Saul B. Rosenthal	Over $1,000,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000; $500,001 – $1,000,000 or Over $1,000,000.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price of our common stock of $14.82 on March 31, 2015 on the Nasdaq Global Select Market.

The following information pertains to the members of Oxford Lane Management’s investment team:

Jonathan H. Cohen  has served as Chief Executive Officer of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Mr. Cohen has also served since 2003 as Chief Executive Officer of both TICC Capital Corp. (NasdaqGS: TICC), a publicly traded business development company, and TICC Management, LLC, TICC Capital Corp.’s investment adviser, and as the managing member of BDC Partners. Mr. Cohen is also a member of the Board of Directors of TICC Capital Corp. Previously, Mr. Cohen managed technology equity research groups at Wit Capital, Merrill Lynch, UBS and Smith Barney. Mr. Cohen is a member of the Board of Trustees of Connecticut College. Mr. Cohen received a B.A. in Economics from Connecticut College and an M.B.A. from Columbia University. Mr. Cohen’s depth of experience in managerial positions in investment management, securities research and financial services, as well as his intimate knowledge of our business and operations, gives our Board of Directors valuable industry-specific knowledge and expertise on these and other matters.

Saul B. Rosenthal  has served as President of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Mr. Rosenthal has also served as President since 2004 of TICC Capital Corp. (NasdaqGS: TICC), a publicly traded business development company. Mr. Rosenthal was previously an attorney at the law firm of Shearman & Sterling LLP. Mr. Rosenthal serves on the boards of Algorithmic Implementations, Inc. (d/b/a Ai Squared), the National Museum of Mathematics and the New York City chapter of the Young Presidents’ Organization (YPO). Mr. Rosenthal received a B.S., magna cum laude, from the Wharton School of the University of Pennsylvania, a J.D. from Columbia University Law School, where he was a Harlan Fiske Stone Scholar, and a LL.M. (Taxation) from New York University School of Law. Mr. Rosenthal’s depth of experience in managerial positions in investment management, as well as his intimate knowledge of our business and operations, gives the Board of Directors the valuable perspective of a knowledgeable corporate leader.

Darryl M. Monasebian.  Mr. Monasebian is the Executive Vice President, Head of Portfolio Management of Oxford Lane Management, LLC, the adviser of OXLC, and holds that same position with TICC Management, LLC, the adviser of TICC Capital Corp. (NasdaqGS: TICC). Previously, Mr. Monasebian was a Director in the Merchant Banking Group at BNP Paribas, and prior to that was a Director at Swiss Bank Corporation and a Senior Account Officer at Citibank. He began his business career at Metropolitan Life Insurance Company as an Investment Analyst in the Corporate Investments Department. Mr. Monasebian has more than 20 years of banking and investment management experience. Mr. Monasebian received a Bachelor of Science degree in Management Science/Operations Research from Case Western Reserve University in 1984 and a Masters of Business Administration from Boston University’s Graduate School of Management in 1986.

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Hari Srinivasan.  Mr. Hari Srinivasan is Managing Director and Portfolio Manager of Oxford Lane Management, LLC, the adviser of OXLC, and holds that same position with TICC Management, LLC, the adviser of TICC Capital Corp. (NasdaqGS: TICC). Previously, Mr. Srinivasan was a Credit Manager focusing on the restructuring and monetization of distressed assets in Lucent Technologies’ vendor finance portfolio, and credit analysis of several of Lucent’s telecom customers. Prior to that, he was an analyst in Fixed Income with Lehman Brothers. Mr. Srinivasan began his career as a Computer Science engineer. He has a BS in Computer Science from Poona University, India and an MBA from New York University’s Stern School of Business.

Debdeep Maji.  Mr. Maji is Managing Director of Oxford Lane Management, LLC, the adviser of OXLC, and holds that same position with TICC Management, LLC, the adviser of TICC Capital Corp. (NasdaqGS: TICC). He graduated from the Jerome Fisher Program in Management and Technology at the University of Pennsylvania where he received a Bachelor of Science degree in Economics from the Wharton School (and was designated a Joseph Wharton Scholar) and a Bachelor of Applied Science from the School of Engineering.

Kevin P. Yonon.  Mr. Yonon is a Principal of Oxford Lane Management, LLC, the adviser of OXLC, and holds that same position with TICC Management, LLC, the adviser of TICC Capital Corp. (NasdaqGS: TICC) Previously, Mr. Yonon was an Associate at Deutsche Bank Securities and prior to that he was an Analyst at Blackstone Mezzanine Partners. Before joining Blackstone, he worked as an Analyst at Merrill Lynch in the Mergers & Acquisitions group. Mr. Yonon received a B.S. in Economics with concentrations in Finance and Accounting from the Wharton School at the University of Pennsylvania, where he graduated magna cum laude, and an M.B.A. from the Harvard Business School.

Joseph Kupka.  Mr. Kupka is a Vice President of Oxford Lane Management, LLC, the adviser of OXLC, and holds that same position with TICC Management, LLC, the adviser of TICC Capital Corp. (NasdaqGS: TICC). Previously, he worked as a risk analyst for First Equity Card Corporation. He has a BS in Mechanical Engineering from the University of Pennsylvania, where he was the Abel and Bernstein Class of 1945 Scholarship Recipient.

Hooman Banafsheha.  Mr. Banafsheha is a Senior Associate of Oxford Lane Management, LLC, the adviser of OXLC, and holds that same position with TICC Management, LLC, the adviser of TICC Capital Corp. (NasdaqGS: TICC). Previously, Mr. Banafsheha was a Vice President in the Finance division of Goldman Sachs. Prior to joining Goldman Sachs, he was a Senior Consultant at Deloitte. Mr. Banafsheha received a B.S. in Business Administration with a concentration in Finance from the State University of New York, University at Albany, where he graduated magna cum laude. Mr. Banafsheha has also attained the Charted Alternative Investment Analyst (CAIA) designation.

Erica Davis.  Ms. Davis is an Associate at Oxford Lane Management, LLC, the adviser of OXLC, and holds that same position with TICC Management, LLC, the adviser of TICC Capital Corp. (NasdaqGS: TICC). Previously, she worked as a fixed income analyst at Goldman Sachs and an investment banking analyst at Barclays Capital. Ms. Davis received a Bachelor of Science degree in Economics with a concentration in Finance from the Wharton School at the University of Pennsylvania, where she graduated cum laude.

Caleb Li.  Mr. Li is an Associate at Oxford Lane Management, LLC, the adviser of OXLC, and holds that same position with TICC Management, LLC, the adviser of TICC Capital Corp. (Nasdaq GS: TICC). Previously, he worked as an investment banking analyst at RBC Capital Markets. He graduated with a dual degree from the University of Pennsylvania where he received a B.S. in Economics (cum laude) with a concentration in Finance from the Wharton School and a B.A. in Mathematics (cum laude) from the College of Arts and Sciences. He was also on the Dean’s List and a Class of 1880 Scholarship Recipient.

Alexander Kern.  Mr. Kern is an Analyst at Oxford Lane Management, LLC, the adviser of OXLC, and holds that same position with TICC Management, LLC, the adviser of TICC Capital Corp. (NasdaqGS: TICC). Prior to joining Oxford Lane Management, he worked as a summer Investment Analyst at Rockefeller & Co. He graduated with a degree from the University of Pennsylvania where he received a B.A. in History from the College of Arts and Sciences.

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Compensation

None of Oxford Lane Management’s investment personnel receive any direct compensation from the Registrant in connection with the management of the Registrant’s portfolio. Messrs. Cohen and Rosenthal, through their ownership interest in BDC Partners, LLC, the managing member of Oxford Lane Management, are entitled to a portion of any profits earned by Oxford Lane Management, which includes any fees payable to Oxford Lane Management under the terms of the Investment Advisory Agreement, less expenses incurred by Oxford Lane Management in performing its services under the Investment Advisory Agreement. Messrs. Cohen and Rosenthal do not receive any additional compensation from Oxford Lane Management in connection with the management of the Registrant’s portfolio. The compensation paid by Oxford Lane Management to its other investment personnel includes: (i) annual base salary; and (ii) portfolio-based performance award.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

On December 16, 2014, our board of directors authorized a repurchase program to be in place until the earlier of March 31, 2015 or until $35 million of our outstanding shares of common stock have been repurchased. Under the repurchase program, we were permitted to, but we were not obligated to, repurchase our outstanding common stock in the open market from time to time provided that we complied with the prohibitions under our Insider Trading Policies and Procedures and the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended, including certain price, market volume and timing constraints. In addition, any repurchases were conducted in accordance with the Investment Company Act of 1940, as amended. The following table discloses on a monthly basis for the year ended March 31, 2015, the total number of shares repurchased (including the total number of shares repurchased under this program), the weighted average price paid per share, and the maximum number of shares (or approximate dollar value) of shares that may yet be repurchased under the program. The program expired on March 31, 2015.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announed Program	(d) Maximum Number or Approximate Dollar Value of Shares that May Yet Be Purchased Under the Program
December 1, 2014 – December 31, 2014	45,483	$14.44	45,483	$34.3 million
January 1, 2015 – January 31, 2015	26,490	$14.71	26,490	$34.0 million

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.
(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

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Item 12. Exhibits.

(a)(1)	Registrant has posted its current Code of Ethics, which was amended during the period covered by this report, on its website at www.oxfordlanecapital.com.
(a)(2)	Certifications of principal executive officer and principal accounting officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certifications of chief executive officer and chief accounting officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OXFORD LANE CAPITAL CORP.

By:	/s/ Jonathan H. Cohen Jonathan H. Cohen Chief Executive Officer Date: May 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan H. Cohen Jonathan H. Cohen Chief Executive Officer Date: May 27, 2015
By:	/s/ Patrick F. Conroy Patrick F. Conroy Chief Financial Officer, Chief Compliance Officer and Corporate Secretary Date: May 27, 2015